UNDERWRITING AGREEMENT
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                            NORTHWEST NATURAL GAS COMPANY

                                     Common Stock

                    Price to the Company:  $ [<bullet>] per Share

                                                           [<bullet>], 1998

          To the Underwriters named in Schedule I hereto

          Dear Sirs:

                    Northwest Natural Gas Company, an Oregon corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you the aggregate number of shares of its Common Stock, par value $3-1/6 per share (the "Common Stock"), and the common share purchase rights appurtenant thereto (the "Rights" and, together with the Common Stock, the "Shares") set forth opposite your respective names in Schedule I hereto (such aggregate number of Shares being referred to herein as the "Firm Shares"), at the price to the Company set forth above. In addition, for the sole purpose of covering over-allotments in connection with the sale of such securities, the Company proposes to grant to you an option (the "Option") to purchase from the Company, in the same proportions as set forth in Schedule I hereto, not more than an additional [<bullet>] Shares (the Shares purchased by you upon exercise of the Option are referred to herein as the "Option Shares") exercisable within the period of 30 days from the date hereof, at the Price to the Company set forth above. As used herein (except in Sections 2 and 6 hereof where it shall include only the Firm Shares), the term "Securities" shall be deemed to include both the Firm Shares and the Option Shares. As used herein, the term "New Common Stock" shall be deemed to include the aggregate number of shares of Common Stock included as part of both the Firm Shares and the Option Shares, and the term "New Rights" shall be deemed to include the aggregate number of Rights included as part of both the Firm Shares and the Option Shares.

                    1.  Representations and Warranties of the Company.  The
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          Company represents and warrants to, and agrees with, each of you that:

                    (a) A registration statement on Form S-3 with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act, has been filed with the Commission and has become effective. Copies of the registration statement, together with all amendments, if any, and of the prospectus contained therein, in the form in which it became effective, including the documents incorporated in such prospectus by reference, have here-tofore been delivered to you. The registration statement in the form in which it most recently became effective, includ-ing all exhibits thereto, is referred to hereinafter as the "Registration Statement". The prospectus, including the documents incorporated therein by reference, contained in the Registration Statement is referred to hereinafter as the "Prospectus"; provided, that, when, on or after the date hereof, the Prospectus shall be supplemented with respect to the Securities (the "Prospectus Supplement") in a filing with the Commission pursuant to Rule 424(b) under the Act, "Prospectus", for all purposes of this Agreement, except this Section 1, shall mean the Prospectus as so supplemented;

                    (b) No stop order with respect to the Registration Statement has been issued by the Commission under the Act and no proceeding therefor of which the Company has received notice has been instituted; the Registration Statement, at the time it became effective, conformed in all material respects to the requirements of the Act and the Rules and Regulations; neither the Prospectus on the date hereof contains, nor the Registration Statement at the time it became effective contained, an untrue statement of a material fact, and neither the Prospectus on the date hereof omits, nor the Registration Statement at the time it became effective omitted, to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each document incorporated by reference in the Prospectus and filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), conformed when so filed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations thereunder;

                    (c) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the business, property or financial condition of the Company, and there has not been any material transaction entered into by the Company other than transactions in the ordinary course of business and transactions referred to in, or contemplated by, the Prospectus; and the Company does not have any material contingent obligation which is not disclosed in the Prospectus;

                    (d)  The consummation by the Company of the
               transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, or any order, rule or regulation applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no approval, authorization, consent or order of any public board or body is legally required for the issuance and sale of the Securities by the Company hereunder, except such as may be issued by the Public Utility Commission of Oregon and the Washington Utilities and Transportation Commission or be required under the Act or state securities laws;

                    (e) The financial statements, together with related notes, incorporated by reference in the Prospectus present fairly the financial position and the results of operations of the Company on the bases set forth in such statements and related notes at the dates or for the periods to which they apply; and such statements and related notes have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as otherwise stated therein;

                    (f) The Company is a validly organized and existing corporation in good standing under the laws of the State of Oregon, and is qualified to do business and is in good standing as a foreign corporation in the State of Washington, with power (corporate and other) to own its properties and conduct its business as described in the Prospectus and each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own or lease its properties and conduct its business, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary;

                    (g) All of the outstanding shares of the capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; when the shares of New Common Stock shall have been delivered against payment therefor as provided herein, they will have been duly and validly authorized and issued and fully paid and non-assessable; when the New Rights have been issued in accordance with the terms of the Rights Agreement dated as of February 27, 1996 between the Company and Boatmen's Trust Company (ChaseMellon Shareholder Services, successor), they will have been duly and validly authorized and issued; and the Securities conform to the description thereof contained in the Prospectus; and

                    (h) Other than as set forth in the Prospectus, there are no legal, governmental or administrative proceedings pending to which the Company is a party or of which any property of the Company is the subject, the outcome of which, in the opinion of the Company, would singly or in the aggregate have a material adverse effect on the business, property or financial position of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    2.  Purchase and Sale.  Subject to the terms and
                        -----------------
          conditions herein set forth, the Company agrees to sell to each of you, and each of you agrees, severally and not jointly, to purchase from the Company, at the Price to the Company set forth in Schedule I hereto, the Securities in the amounts set forth opposite your respective names in Schedule I hereto.

                    In addition, the Company hereby grants to you the Option. The Option may be exercised, in whole or in part, on one occasion during the term thereof by written notice from you to the Company. Such notice shall set forth the number of Option Shares as to which the Option is being exercised and specify the date of delivery of, and payment for, such Option Shares, which date shall be neither earlier than the latter of the Time of Delivery or the second business day after the date of exercise nor later than the seventh business day after the date of exer-cise.

                    3.  Offering.  Subject to the terms and conditions
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          herein set forth, you will make an offering of the Securities upon the terms and conditions set forth in the Prospectus.

                    4.  Payment and Delivery.  Delivery of the Firm Shares
                        --------------------
          and payment therefor, in New York Clearing House funds payable to the order of the Company, shall be made at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York City time, on the [<bullet>] business day after the date hereof, or at such other place, time and date as shall be agreed upon in writing by the Company and you. The hour and date of such delivery and payment are herein called the "Time of Delivery".

                    The Firm Shares shall be delivered to you for your respective accounts in fully registered form and in such authorized denominations and registered in such names as you may reasonably request in writing not later than 2:00 P.M., New York City time, on the second business day preceding the Time of Delivery, or to the extent not so requested, registered in your respective names in such authorized denominations as the Company shall determine. The Company agrees to make the Securities available to you for checking purposes not later than 2:00 P.M., New York City time, on the last full business day preceding the Time of Delivery, at the office of Bankers Trust Company, or at such other place, time or date as may be agreed upon between the Company and you.

                    Delivery of the Option Shares and payment therefor, in New York Clearing House funds payable to the order of the Company, shall be made at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York City time, on the date specified by you in accordance with
          Section 2 hereof, or at such other place, time and date as shall be agreed upon in writing by the Company and you. The hour and date of such delivery and payment are herein called the "Option Shares Time of Delivery".

                    The Option Shares shall be delivered to you for your respective accounts in fully registered form and in such authorized denominations and registered in such names as you may reasonably request in writing not later than 2:00 P.M., New York City time, on the second business day preceding the Option Shares Time of Delivery, or to the extent not so requested, registered in your respective names in such authorized denominations as the Company shall determine. The Company agrees to make the Option Shares available to you for checking purposes not later than 2:00 P.M., New York City time, on the last full business day preceding the Option Shares Time of Delivery, at the office of Bankers Trust Company, or at such other place, time or date as may be agreed upon between the Company and you.

                    If any one or more of you shall default on your obligation or obligations to purchase and pay for the Securities which you have agreed herein to purchase and pay for (such of you which shall have so defaulted being referred to herein as a "Defaulting Underwriter"), the Company shall immediately give written notice thereof to each of you which shall not have so defaulted (the "Non-defaulting Underwriters") or, if one or more of you shall have executed this Agreement as the representative or representatives of the Underwriters named in Schedule I here-to, to such representative or representatives, and the Non-defaulting Underwriters shall have the right, within 24 hours after the receipt of such notice by the Non-defaulting Underwriters or their representative or representatives, to determine to purchase or to procure one or more others, members of the National Association of Securities Dealers, Inc. ("NASD") and satisfactory to the Company, to purchase, upon the terms herein set forth, the amount of the Securities which the De-faulting Underwriter so agreed to purchase. If the Non-defaulting Underwriters shall determine to exercise such right, they shall give notice to the Company of such determination within 24 hours after their receipt of notice from the Company of such default, and, thereupon, the Time of Delivery shall be post-poned for such period, not exceeding three business days, as the Company shall determine, in order that the required changes in the Registration Statement, the Prospectus and any other documents or arrangements may be effected. If, in the event of such a default, the Non-defaulting Underwriters shall fail to give such notice or, within such 24-hour period, shall give notice to the Company that the Non-defaulting Underwriters will not exercise such right, this Agreement may be terminated by the Company, upon notice given to the Non-defaulting Underwriters (or their representative or representatives), within a further period of 24 hours. If the Company shall not elect to so terminate this Agreement, it shall have the right:

                    (a) to require the Non-defaulting Underwriters to purchase and pay for the respective amounts of the Securities which they have severally agreed to purchase hereunder and, in addition, to purchase and pay for (in proportion to their respective commitments hereunder except as may be otherwise determined by the Non-defaulting Underwriters) the amount of the Securities which the Defaulting Underwriter shall have failed to purchase up to 10% of the respective amounts of the Securities which the Non-defaulting Underwriters have otherwise agreed to purchase, and/or

                    (b) to procure one or more others, members of the NASD, to purchase, upon the terms herein set forth, the amount of the Securities which the Defaulting Underwriter agreed to purchase or that portion thereof which the Non-defaulting Under-writers shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give notice thereof to the Non-defaulting Underwriters (or their representative or representatives) within such further period of 24 hours, and, thereupon, the Time of Delivery shall be postponed for such period, not exceeding three business days, as the Company shall determine, in order that the required changes in the Registration Statement, the Prospectus and any other documents or arrangements may be effected.

                    Any action taken by the Company under this Section 4 shall not relieve any Defaulting Underwriter from liability in respect of its obligations under this Agreement. Termination by the Company under this Section 4 shall be without liability on the part of the Company or any Non-defaulting Underwriter; provided, however, that such termination shall not affect the payment obligations set forth in Section 5 hereof.

                    5.  Covenants of the Company.  The Company agrees with
                        ------------------------
          each of you that it will:

                    (a) Promptly deliver to you a copy of the Registration Statement and of all amendments thereto (in each case including copies of all documents (other than exhibits) incorporated therein by reference and all exhibits filed therewith), either signed or certified by an officer of the Company, and including a copy of each consent and opinion included therein or filed as an exhibit thereto, either signed or certified by an officer of the Company, and as many unsigned copies of the Registration Statement and such amendments, as you may reasonably request. The Company also will deliver to you as soon as practicable after the date of this Agreement and thereafter from time to time, during such period of time as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Prospectus, including any amendments or supplements thereto, as you may reasonably request for the purposes of the Act.

                    (b) Promptly advise you (i) when any amendment of the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus, and (iii) of the issuance of any stop order under the Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished to you a copy for your review prior to filing.

                    (c) Pay all expenses and taxes (excluding any transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement and the Prospectus, (ii) the preparation and delivery of this Agreement, (iii) all corporate and regulatory actions precedent to the issuance and delivery of the Securities, (iv) the issuance and delivery of the Securities, (v) except as provided in
               Section 5(d) hereof, the printing and delivery to you of reasonable quantities of the Registration Statement, the Prospectus and any amendment or supplement, (vi) the fees and expenses of any transfer agent and registrar, and (vii) the qualification of the Securities for offering and sale under state securities laws, including the fees, not to exceed $5,000, and disbursements of your counsel in connection with such qualification as provided in Section 5(f) hereof and in connection with blue sky surveys.

                    (d) During such period of time (not exceeding nine months) after the effective date of the Registration Statement as you may be required by law to deliver a prospectus, if either the Company shall become aware or you shall advise the Company in writing of the occurrence of any event which should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of then existing circumstances, the Company will forthwith, at its expense, prepare and furnish to you a reasonable number of copies of a supplement or an amendment to the Prospectus which will supplement or amend the Prospectus so that as so supplemented or amended it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of then existing circumstances, not misleading. In case any of you shall be required to deliver a prospectus after the expiration of nine months from the date of this Agreement, the Company, upon your request, will furnish to you, at your expense, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus complying with Section 10(a) of the Act.

                    (e) Make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of 12 months beginning on the first day of the Company's fiscal quarter next succeeding the effective date of the Registration Statement.

                    (f) Furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate, and file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction, or to meet other requirements deemed by the Company to be unduly burdensome; and provided, further, that the provisions of this
                   --------  -------
               subsection (f) shall not apply so long as the Securities are "covered securities" within the meaning of Section 18 of the Act and any rules and regulations thereunder.

                    (g) Except for sales of equity securities pursuant to shareholder and employee plans, during the period beginning on the date of this Agreement and continuing to and including the 45th day following the Time of Delivery, not to offer, sell, continue to sell or otherwise dispose of any other of its securities of the same class as the Securities without your prior consent.

                    All fees and disbursements of your counsel (exclusive of fees and expenses of such counsel which are to be paid by the Company as set forth in subsection (vii) of Section 5(c) hereof) shall be paid by you; provided, however, that if this Agreement shall be terminated in accordance with the provisions of Section 6, 7 or 9 hereof, the Company shall reimburse you for the amount of such fees and disbursements. The Company shall not be required to pay any amount for any of your expenses except as provided in the preceding sentence. The Company shall not in any event be liable to any of you for damages on account of the loss of anticipated profits.

                    6.  Conditions of Your Obligations to Purchase the
                        ----------------------------------------------
           Securities.  Your several obligations to purchase and pay for
          -----------
          the Securities shall be subject to the accuracy in all material respects of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof, to the accuracy of the statements of officers of the Company made in any certificate given pursuant to the provisions hereof, to the per-formance by the Company of its obligations hereunder to be performed at or prior to the Time of Delivery, and to the follow-ing additional conditions:

                    (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Time of Delivery; no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date, and you shall have received a certificate dated the Time of Delivery and signed by an executive officer of the Company to the effect that no such order is in effect and that no proceedings for any such purpose are pending before, or to the knowledge of the Company threatened by, the Commission; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the business, property, financial condition or results of operations of the Company and its subsidiaries taken as a whole; and (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

                    (b) At the Time of Delivery, there shall be in full force and effect orders of the Public Utility Commission of Oregon authorizing and of the Washington Utilities and Transportation Commission establishing compliance with applicable statutory provisions with respect to the issuance and sale of the New Common Stock on the terms and conditions herein set forth, and containing no provision unacceptable to you by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

                    (c) At the Time of Delivery, you shall have received from Mark S. Dodson, Esq., General Counsel of the Company, Reid & Priest LLP, of counsel to the Company, and Simpson Thacher & Bartlett, your counsel, opinions, dated the Time of Delivery, in substantially the form and substance prescribed in Exhibits A, B and C hereto.

                    (d) At the Time of Delivery, Price Waterhouse LLP shall have furnished to you a letter, dated the Time of Delivery, to the effect that:

                         (i) They are independent public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations;

                         (ii) In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

                         (iii) On the basis of limited procedures, not constituting an examination made in accordance with generally accepted auditing standards, including a reading of the latest available interim financial statements of the Company, if any, a reading of the minute books of the Company since December 31, 1997, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                              (A)(1) any material modifications should be
                         made to the unaudited condensed consolidated financial statements incorporated by reference in the Registration Statement for them to be in conformity with generally accepted accounting principles, or (2) the unaudited condensed consolidated financial statements incorporated by reference in the Registration Statement do not comply with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and the related published rules and regulations;

                              (B)  at the date of the latest available
                         interim balance sheet of the Company and at a subsequent specified date not more than five days prior to the Time of Delivery, there has been any change in the capital stock (except for (I) Shares issued under the Company's Dividend Reinvestment and Stock Purchase Plan, 1985 Stock Option Plan or Employee Stock Purchase Plan or a successor to any such plan, (II) Shares issued upon the conversion of the Company's Convertible Debentures, and (III) shares of Preferred Stock purchased or redeemed pursuant to or in anticipation of sinking and purchase funds with respect to the Company's Preferred Stock), or any increase in the long-term debt of the Company, or any decrease in net assets, in each case as compared with amounts shown in the balance sheet as of the date of the latest financial statements incorporated by refer-ence in the Registration Statement, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; or

                              (C)  for the 12-month period for which the
                         latest unaudited financial statements are avail-able, there were any decreases, as compared with the latest 12-month period for which financial statements are incorporated by reference in the Prospectus, in operating revenues, net income and earnings available for common stock, except in each case for decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; and

                         (iv) They have performed certain other specified procedures with respect to certain amounts and percentages set forth in the Registration Statement or in the documents incorporated by reference therein, as have been requested by your counsel and approved by the Company, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.

                    (e) At the Time of Delivery, you shall have received a certificate, dated the Time of Delivery and signed by an executive officer of the Company, to the effect that (i) the Company's representations and warranties set forth in
               Section 1 hereof are true and correct at and as of the Time of Delivery with the same effect as if made at and as of the Time of Delivery; provided, that, (A) if any post-effective amendment to the Registration Statement shall have been filed subsequent to the date hereof, the Registration State-ment referred to in Section 1(b) hereof shall be deemed, for the purposes of such certificate, to include such amendment,
               (B) if the Prospectus Supplement shall have been filed pursuant to Rule 424 under the Act, the Prospectus referred to in Sections 1(b), (c), (e), (f) and (g) hereof shall be deemed, for the purposes of such certificate, to be the Prospectus as so supplemented, and (C) the Company's representations and warranties with respect to the accuracy and sufficiency of the Prospectus shall not apply to any statements or omissions in the Prospectus Supplement made in reliance upon and in conformity with the information furnished in writing to the Company, by or on behalf of you, specifically for use therein, (ii) the Company has performed all of its obligations hereunder to be performed at or prior to the Time of Delivery, (iii) if the Company shall have been required to file the Prospectus Supplement with the Commission pursuant to Rule 424(b) under the Act, the Company has done so, and (iv) the orders described in
               Section 6(b) hereof are in full force and effect.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall be satisfactory in form and substance to your counsel.

                    (g) There shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any debt securities or preferred or preference stock of the Company, or (ii) it is reviewing its rating assigned to, or placing on credit watch, any debt securities or preferred or preference stock of the Company with a view to downgrading, or with negative implications, or direction not determined.

                    (h) Subsequent to the date of this Agreement, there shall not have occurred (i) any material change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole not contemplated by the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), which in your opinion, would materially and adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof) untrue or which, in the opinion of the Company and its counsel or you and your counsel, requires the making of any addition to or change in the Prospectus or any amendment or supplement thereto in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, adversely affect the market for the Securities.

                    (i) The Securities shall be approved for trading, or shall be capable of being traded, in the Nasdaq National Market.

                    In case any of the conditions specified above in this
          Section 6 shall not have been fulfilled at the Time of Delivery, this Agreement may be terminated by one or more of you which have agreed to purchase, in the aggregate, 50% or more of the Securities, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

               6A.  Conditions to Your Obligations to Purchase Option
                    -------------------------------------------------
           Shares.  Your several obligations to purchase and pay for the
          -------
          Option Shares shall be subject to the accuracy in all material respects of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof, to the accuracy of the statements of the officers of the Company made in any certificate given pursuant to the provisions hereof, to the per-formance by the Company of its obligations hereunder to be performed at or prior to the Option Shares Time of Delivery, and to the following additional conditions:

                    (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Option Shares Time of Delivery; no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date, and you shall have received a certificate dated the Option Shares Time of Delivery and signed by an executive officer of the Company to the effect that no such order is in effect and that no proceedings for any such purpose are pending before, or to the knowledge of the Company threatened by, the Commission;
               (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto) any material adverse change in the business, property, financial condition or results of operations of the Company and its subsidiaries taken as a whole; (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

                    (b) At the Option Shares Time of Delivery there shall be in full force and effect orders of the Public Utility Commission of Oregon authorizing and of the Washington Utilities and Transportation Commission establishing compliance with applicable statutory provisions with respect to the issuance and sale of the New Common Stock on the terms and conditions herein set forth, and containing no provision unacceptable to you by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

                    (c) At the Option Shares Time of Delivery, you shall have received from Mark S. Dodson, Esq., General Counsel of the Company, Reid & Priest LLP, of counsel to the Company, and Simpson Thacher & Bartlett, your counsel, opinions, dated the Option Shares Time of Delivery, with respect to the Option Shares in substantially the form and substance prescribed in Exhibits A, B and C hereto.

                    (d) At the Option Shares Time of Delivery, Price Waterhouse LLP shall have furnished to you a letter, dated the Option Shares Time of Delivery, to the effect set forth in Section 6(d) hereof.

                    (e) At the Option Shares Time of Delivery, you shall have received a certificate, dated the Option Shares Time of Delivery and signed by an executive officer of the Company, to the effect that (i) the Company's representations and warranties set forth in Section 1 hereof are true and correct at and as of the Option Shares Time of Delivery with the same effect as if made at and as of the Option Shares Time of Delivery; provided, that, (A) if any post-effective amendment to the Registration Statement shall have been filed subsequent to the date hereof, the Registration Statement referred to in Section 1(b) hereof shall be deemed, for the purposes of such certificate, to include such amendment, (B) if the Prospectus Supplement shall have been filed pursuant to Rule 424 under the Act, the Prospectus referred to in Sections 1(b), (c), (e), (f) and
               (g) hereof shall be deemed, for the purposes of such certificate, to be the Prospectus as so supplemented, and
               (C) the Company's representations and warranties with respect to the accuracy and sufficiency of the Prospectus shall not apply to any statements or omissions in the Prospectus Supplement made in reliance upon and in conformity with the information furnished in writing to the Company, by or on behalf of you, specifically for use therein, (ii) the Company has performed all of its obliga-tions hereunder to be performed at or prior to the Option Shares Time of Delivery, (iii) if the Company shall have been required to file the Prospectus Supplement with the Commission pursuant to Rule 424(b) under the Act, the Company has done so, and (iv) the orders described in
               Section 6A(b) hereof are in full force and effect.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall be satisfactory in form and substance to your counsel.

                    (g) There shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any debt securities or preferred or preference stock of the Company, or (ii) it is reviewing, or placing on credit watch, its rating assigned to any debt securities or preferred or preference stock of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                    (h) Subsequent to the date of this Agreement, there shall not have occurred (i) any material change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole not contemplated by the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), which in your opinion, would materially and adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof), untrue or which, in the opinion of the Company and its counsel or you and your counsel, requires the making of any addition to or change in the Prospectus or any amendment or supplement thereto in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus, to reflect such event or development would, in your opinion, adversely affect the market for the Securities.

                    (i) The Securities shall be approved for trading, or shall be capable of being traded, in the Nasdaq National Market.

                    In case any of the conditions specified above in this
               Section 6A shall not have been fulfilled at the Option Shares Time of Delivery, this Agreement may be terminated as to the parties' obligations in respect of the Option Shares by one or more of you which have agreed to purchase, in the aggregate, 50% or more of the Securities, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

                    7.  Conditions of Company's Obligation.  The obligation
                        ----------------------------------
          of the Company to deliver the Firm Shares at the Time of Delivery and the Option Shares at the Option Shares Time of Delivery shall be subject to the following conditions:

                    (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Time of Delivery or the Option Shares Time of Delivery, as the case may be; no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date.

                    (b) At the Time of Delivery or the Option Shares Time of Delivery, as the case may be, there shall be in full force and effect orders of the Public Utility Commission of Oregon authorizing and of the Washington Utilities and Transportation Commission establishing compliance with applicable statutory provisions with respect to the issuance and sale of the New Common Stock on the terms and conditions herein set forth, and containing no provisions unacceptable to the Company by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

                    In case any of the conditions specified above in this
          Section 7 shall not have been fulfilled at the Time of Delivery or the Option Shares Time of Delivery, as the case may be, this Agreement may be terminated by the Company, upon notice thereof to you. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

                    8.  Indemnifications.
                        ----------------

                    (a) The Company agrees to indemnify and hold harmless each of you and each person who controls any of you within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which you and they or any of you or them may become subject under the Act, the Exchange Act or any other statute or common law, and to reimburse each of you and each such controlling person for any legal or other expenses (includ-ing, to the extent hereinafter provided, reasonable counsel fees) incurred by you or them in connection with investigating any such losses, claims, damages or liabili-ties or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon written information furnished to the Company by or on behalf of any of you specifically for use in connection with the preparation of the Registration Statement, the Prospectus or any amendment or supplement to either thereof; and provided, further, that the indemnity agreement contained in this paragraph shall not inure to the benefit of any of you (or of any of your controlling persons) on account of any losses, claims, damages, liabilities, expenses or actions arising from the sale of any of the Securities to any person if a copy of the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), excluding any document incorporated by reference therein, shall not have been sent or given to such person with or prior to the written confirmation of the sale involved, unless such failure is the result of non-compliance by the Company with Section 5(a) hereof. The indemnity agreement of the Company contained in this Section 8(a) and the representations and warranties of the Company contained in Section 1 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any of you or any such controlling per-son, and shall survive the delivery of the Securities. The indemnity agreement of the Company contained in this Section 8(a) shall be in addition to any liability which the Company may otherwise have to an indemnified party hereunder.

                    (b) Each of you, severally, agrees to indemnify and hold harmless the Company, its directors, each of its officers who shall have signed the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue state-ment of a material fact contained in the Registration State-ment or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Company by or on behalf of any of you specifically for use in connection with the prepa-ration of the Registration Statement, the Prospectus or any amendment or supplement to either thereof. Your respective indemnity agreements contained in this Section 8(b) and the representations and warranties of each of you which shall have signed this Agreement contained in Section 12 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person, and shall survive the delivery of the Securities. The indemnity agreement of each of you contained in this Section 8(b) shall be in addition to any liability which you may otherwise have to an indemnified party hereunder.

                    (c) Each of the Company and you, severally, agrees that, upon the receipt of notice of the commencement of any action against it, any of its directors or officers, or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give a notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties. If the indemnifying party shall elect to assume the defense of such action, any indemnified party or parties who shall be defendant or de-fendants in such action shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel retained by it or them shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or parties or (ii) counsel chosen by the indemnifying party or parties as aforesaid shall not be satisfactory to the indemnified party or parties or shall for any reason be unable to act for or continue to act for such indemnified party or parties; provided, however, that in any case or cases to which the foregoing clause (ii) shall apply, the indemnifying party or parties shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be chosen by the indemnified party or parties and satisfactory to the indemnifying party or parties. If the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them.

                    (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 8(a) or (b) hereof shall be due in accordance with its terms but for any reason shall be unavailable or insufficient to hold any indemnified party thereunder harmless in respect of any losses, claims, damages or liabilities referred to therein, the Company and each of you severally shall contribute to the aggregate losses, claims, damages and liabilities to which the Company and one or more of you may be subject, as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each of you on the other in con-nection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other equitable considerations, including, with respect only to any losses, claims, damages or liabilities referred to in
               Section 8(a) hereof, relative benefit. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or you, on the other, and the parties' relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same pro-portion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you with respect to the offering of the Securities. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined (i) by any method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d), or (ii) with respect only to any losses, claims, damages or liabilities referred to in Section 8(a) hereof, by pro rata allocation (even if you were treated as one entity for such purpose). The amount paid or payable by a party entitled to contribution as a result of the losses, claims, damages or liabilities referred to above in this
               Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. For purposes of this Section 8(d), each person, if any, who controls any of you within the meaning of Section 15 of the Act shall have the same rights to contribution as you, and each director and officer of the Company who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company, subject, in each case, to the fourth sentence of this Section 8(d).

                    9.  Termination.
                        -----------

                    (a) This Agreement shall be subject to termination at any time prior to the Time of Delivery, or your exercise of the Option may be rescinded at any time prior to the Option Shares Time of Delivery, in your absolute discretion, upon notice thereof to the Company, if prior to the Time of Delivery or the Option Shares Time of Delivery, as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Oregon shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Securities at the offering price to the public set forth on the cover page of the Prospectus (or any amendment or supplement thereto) or to enforce contracts for the resale of the Securities by you. This Agreement may also be terminated at any time prior to the Time of Delivery, or your exercise of the Option may be rescinded at any time prior to the Option Shares Time of Delivery, upon notice thereof to the Company if, in the judgment of one or more of you which have agreed to purchase 50% or more of the Securities, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus renders it either inadvisable to proceed with the public offering of the Securities or inad-visable to proceed with the delivery of the Securities to be purchased hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party, except as otherwise provided in
               Section 5 hereof.

                    (b) Notwithstanding any termination of this Agreement pursuant to this Section 9, the provisions of Section 8 hereof shall remain in effect.

                    10.  Notices.  All statements, requests, notices and
                         -------
          agreements hereunder shall be in writing or by telephone if confirmed in writing within 24 hours, and if to you, shall be sufficient in all respects if delivered or sent by registered mail either to you at your address given on the last page hereof or, if this Agreement shall have been executed on your behalf by a representative as provided in Section 13 hereof, to your representative at its address given on the last page hereof; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to Northwest Natural Gas Company, One Pacific Square, 220 N.W. Second Avenue, Portland, Oregon 97209, Attention: Treasurer and Controller; provided, however, that any notice to any of you pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such party at its principal executive offices.

                    11.  Information for Use in Prospectus.  The
                         ---------------------------------
          information specified in Schedule I hereto shall be deemed to have been furnished in writing to the Company by you specifically for use therein.

                    12.  Representations and Warranties of Representatives
                         -------------------------------------------------
           of the Underwriters.  Each of the undersigned, if any, which has
          --------------------
          signed this Agreement as representative of the several Underwriters represents and warrants to the Company that it has full power and authority (a) to enter into this Agreement on behalf of each of the Underwriters listed in Schedule I hereto, and (b) to act on behalf of each of them with respect to the per-formance of this Agreement. In all dealings hereunder, the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of all of you made or given either by all of such undersigned representatives jointly or by any of such undersigned representatives individually.

                    13.  Miscellaneous.
                         -------------

                    (a) This Agreement shall be binding upon, and inure
               solely to the benefit of, you, the Company and, to the ex-tent provided in Section 8 hereof, the directors and officers of the Company and each person who controls the Company or any of you, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any of you shall be deemed a successor or assign by reason merely of such purchase.

                    (b) This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                    (c) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                    (d) This Agreement has been prepared upon the assumption that there will be more than one Underwriter purchasing the Securities. Consequently, if there should be only one Underwriter named in Schedule I hereto, this Agreement shall be read in that light.

                    (e) As used in this Agreement, the term "business day" shall mean any day, other than a Saturday or Sunday, on which banks are open for business in the City of New York.

                    If the foregoing is in accordance with your understanding, please sign and return to us the counterparts hereof enclosed, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you and the Company.

                                   Very truly yours,

                                   NORTHWEST NATURAL GAS COMPANY


                                   By:
                                      ----------------------------------

                                   Title:
                                         -------------------------------



          ACCEPTED at New York, New York,
          as of the date first above written.


          By:  [<bullet>]




          By
            -----------------------------------------
               Authorized Signatory

          Address:  [<bullet>]


          By:  [<bullet>]



          By
            -----------------------------------------
               Authorized Signatory

          Address:  [<bullet>]


          By:  [<bullet>]



          By
            -----------------------------------------
               Authorized Signatory

          Address:  [<bullet>]



          For themselves and as Representatives of the other Underwriters named in Schedule I to this Underwriting Agreement.

                                      SCHEDULE I

                                                       Amounts of Shares
                                                        to be Purchased
                                                       ------------------
               Underwriters
               ------------






                                                            ----------

                         Total
                                                            ==========







          Information in the Prospectus Supplement deemed furnished
          ---------------------------------------------------------
          pursuant to Section 11 of the Agreement:
          ---------------------------------------

               The information with respect to the price to the public of the Firm Shares and the Option Shares to be set forth on, and the information to be set forth in the last paragraph of, the cover page, the legends on the inside front cover page and the information to be set forth in the [<bullet>] paragraphs under the table under the caption "Underwriting".

                                                                  EXHIBIT A

                         [LETTERHEAD OF MARK S. DODSON, ESQ.]






                                                           [<bullet>], 1998

          [REPRESENTATIVES]
          As Representatives of the other
          several Underwriters named in Schedule I to the Underwriting Agreement dated [<bullet>], 1998
          c/o [<bullet>]



          Dear Sirs:

                    With reference to the issuance and sale by Northwest Natural Gas Company (the "Company") pursuant to the Underwriting Agreement, dated [<bullet>], 1998 (the "Agreement"), between the Company and you of [<bullet>] shares of the Company's Common Stock, $3-1/6 par value (the "Common Stock"), and the common share purchase rights appurtenant thereto (the "Rights" and, together with the Common Stock, the "Shares") please be advised that, as General Counsel of the Company, I have participated in the preparation of or reviewed (a) the registration statement re-lating to the Shares filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") (such registration statement, as it became effective, being hereinafter called the "Registration Statement"), (b) the prospectus, dated [<bullet>], 1998, constituting a part of the Registration Statement, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 on the date hereof, as supplemented by the prospectus supplement, dated [<bullet>], 1998, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together, the "Prospectus"); (c) the proceedings before the Public Utility Commission of Oregon (the "OPUC") and the Washington Utilities and Transportation Commission (the "WUTC") with respect to the issuance and sale of the Common Stock and the order or orders for the issuance and sale of Common Stock entered by such Commissions in respect thereto; (d) the Restated Articles of Incorporation of the Company, its Bylaws, the Rights Agreement dated February 27, 1996 between the Company and Boatmen's Trust company (ChaseMellon Shareholder Services, successor) (the "Rights Agreement") and the actions taken by its Board of Directors and the Executive Committee thereof authorizing the issuance and sale of the Shares; and (e) such other matters as I have deemed to be necessary to enable me to render the opinions herein expressed.
          I have not examined the Shares, except a specimen thereof, and have relied upon a certificate of the transfer agent and the registrar for the Shares as to the issuance, registration and countersignature thereof.

                    In my examination of the documents referred to above, I have assumed the authenticity of all such documents submitted to me as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to me as copies.

                    Based upon the foregoing, I am of the opinion that:

                     1. The Company is a validly organized and existing corporation in good standing under the laws of the State of Oregon, is qualified to do business and is in good standing in the State of Washington, and has power (corporate and other) to own its properties and conduct its business as described in the Prospectus.

                     2. The Company holds valid and subsisting franchises, licenses, permits and consents, free from burdensome restrictions and adequate for the conduct of its business as and to the extent set forth in the Registration Statement.

                     3. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                     4. The Shares have been duly and validly authorized; when the shares of Common Stock shall have been delivered against payment therefor as provided in the Agreement, they will have been duly and validly issued and will be fully paid and non-assessable; and when the Rights shall have been issued in accordance with the Rights Agreement, they will have been duly and validly issued.

                     5. The Shares conform as to legal matters with the description thereof contained in the Prospectus.

                     6. The Registration Statement has become, and on the date hereof is, effective under the Securities Act, and, to the best of my knowledge, no proceedings for a stop order with respect thereto are pending under Section 8 of the Securities Act, and no order directed to the adequacy or accuracy of any document incorporated by reference in the Registration Statement or Prospectus has been issued by the Commission.

                     7. The OPUC has issued one or more orders authorizing and the WUTC has issued one or more orders establishing compliance with applicable statutory provisions with respect to the issuance and sale by the Company of the Common Stock; the issuance and sale of the Common Stock in accordance with the Agreement are in conformity with the terms of such orders; and no further approval, authorization, consent or other order of any public board or body (other than in con-nection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Shares on the terms and conditions set forth in the Agreement.

                     8. The Agreement has been duly and validly au-thorized, executed and delivered by or on behalf of the Com-pany.

                     9. There are no legal, governmental or administrative proceedings pending to which the Company is a party or of which any property of the Company is the subject, other than as set forth in the Prospectus and other than proceedings incident to the kind of business conducted by the Company, the outcome of which would not singly or in the aggregate have a materially adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                     10. The statements made in the Prospectus as to matters of law and legal conclusions which, as stated therein, have been set forth therein on my authority as an expert have been reviewed by me and are correct; and the descriptions of legal and governmental proceedings contained in the Prospectus are, to the best of my knowledge, accurate and fairly present the information required to be shown therein.

                     11. The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, or the Restated Articles of Incorporation or Bylaws of the Company or any order, rule or regulation of any court or other governmental body having jurisdiction over the Company or any of its property.

                    Based upon my examination of the Registration Statement and the Prospectus and my familiarity, as General Counsel of the Company, with its business and affairs, I have no reason to believe either that the Registration Statement, as of the date that it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that, in each case, no opinion or belief is expressed herein with respect to the financial statements or other financial data of the Company contained or incorporated by reference in the Registration Statement or the Prospectus.

                    I am a member of the bar of the State of Oregon, but not of the State of Washington. In rendering this opinion, I have made such reviews of the laws of the State of Washington and had such consultations with the Company's Washington State counsel as I believe to be necessary to satisfy myself as to questions of Washington law.

                    I have read the opinions of even date herewith rendered to you by Reid & Priest LLP and Simpson Thacher & Bartlett, and I concur in the conclusions therein expressed, insofar as such con-clusions involve questions of Oregon and Washington law.

                    Reid & Priest LLP and Simpson Thacher & Bartlett, as to matters governed by the laws of the State of Oregon or the State of Washington, may rely upon this opinion as if it were addressed directly to each of them; it being understood, however, that this opinion may be relied upon by you and by them only in connection with the issuance and sale of the Shares. This opinion may not be relied upon by you or by them for any other purpose, or relied upon by any other person without, in each instance, my prior written consent.


                                        Very truly yours,



                                        MARK S. DODSON

                                                                  EXHIBIT B

                          [LETTERHEAD OF REID & PRIEST LLP]

                                                           [<bullet>], 1998


          [REPRESENTATIVES]
          As Representatives of the other
          several Underwriters named in Schedule I to the Underwriting Agreement dated [<bullet>], 1998

          c/o


          Ladies and Gentlemen:

                    With reference to the issuance and sale by Northwest Natural Gas Company (the "Company") pursuant to the Underwriting Agreement, dated [<bullet>], 1998 (the "Agreement"), between the Company and you of [<bullet>] shares of the Company's Common Stock, $3-1/6 par value ("Common Stock"), and the common share purchase rights appurtenant thereto (the "Rights" and, together with the Common Stock, the "Shares"), please be advised that, as counsel to the Company, we have participated in the preparation of or reviewed (a) the registration statement relating to the Shares filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act") (such registration statement, as it became effective, being hereinafter called the "Registration State-ment"), (b) the prospectus, dated [<bullet>], 1998, constituting a part of the Registration Statement, including the documents in-corporated therein by reference pursuant to Item 12 of Form S-3 on the date hereof, as supplemented by the prospectus supplement, dated [<bullet>], 1998, filed with the Commission pursuant to Rule 424(b) under the Securities Act (together, the "Pro-spectus"); (c) the proceedings before the Public Utility Commission of Oregon (the "OPUC") and the Washington Utilities and Transportation Commission (the "WUTC") with respect to the issuance and sale of the Common Stock and the orders entered by such Commissions in respect thereto; (d) the Restated Articles of Incorporation of the Company, its Bylaws, the Rights Agreement dated February 27,1996 between the Company and Boatmen's Trust Company (ChaseMellon Shareholder Services, successor) (the "Rights Agreement") and the actions taken by its Board of Directors and the Executive Committee thereof authorizing the issuance and sale of the Shares; (e) and such other matters as we have deemed to be necessary to enable us to render the opinions herein expressed. We have not examined the Shares, except a spe-cimen thereof, and have relied upon a certificate of the transfer agent and the registrar for the Shares as to the issuance, registration and countersignature thereof.

                    In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to us as copies.

                    Based upon the foregoing, we are of the opinion that:

                    1. The Company is a validly organized and existing corporation in good standing under the laws of the State of Oregon, and is qualified to do business and is in good standing in the State of Washington.

                    2. The Shares have been duly and validly authorized; when the shares of Common Stock shall have been delivered against payment therefor as provided in the Agreement, they will have been duly and validly issued and will be fully paid and non-assessable; and when the Rights shall have been issued in accordance with the Rights Agreement, they will have been duly and validly issued.

                    3. The Shares conform as to legal matters with the description thereof contained in the Prospectus.

                    4. The Registration Statement has become, and on the date hereof is, effective under the Securities Act, and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending under Section 8 of the Securities Act, and no order directed to the adequacy or accuracy of any document incorporated by reference in the Registration Statement or Prospectus has been issued by the Commission.

                    5. The Registration Statement, as of its effective date, and the Prospectus, as of the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the requirements of the Securities Act, and the rules and regulations thereunder, and the documents incorporated by reference in the Pro-spectus on the date hereof complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder at the respective times at which such documents were filed with the Commission, except that, in each case, we express no opinion with respect to the financial state-ments and other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

                    6. The OPUC has issued one or more orders authorizing and the WUTC has issued one or more order establishing compliance with applicable statutory provisions with respect to the issuance and sale by the Company of the Common Stock; the issuance and sale of the Common Stock in accordance with the Agreement are in conformity with the terms of such orders; and no further approval, authorization, consent or other order of any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Shares on the terms and conditions set forth in the Agreement.

                     7. The Agreement has been duly and validly au-thorized, executed and delivered by or on behalf of the Com-pany.

                    In passing upon the form of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made therein by the Company and take no responsibility therefor, except as set forth in paragraph 3 above. In the course of the preparation by the Company of the Registration Statement, we had conferences with certain of its officers and employees, with the General Counsel of the Company and with Price Waterhouse LLP, the independent accountants. Our examination of the Registration Statement and the Prospectus and our discussions in the above-mentioned conferences did not disclose to us any information which gives us reason to believe either that the Registration Statement, as of the date that it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that, in each case, no opinion or belief is expressed herein with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

                    We are members of the Bar of the State of New York and do not hold ourselves out as experts on the laws of the States of Oregon and Washington. As to all matters of Oregon and Washington law, we have relied, with your consent, upon an opinion addressed to you of even date herewith of Mark S. Dodson, Esq., General Counsel of the Company, whom we believe to be qualified to pass upon such matters.

                    This opinion may be relied upon by you and, as to matters governed by the laws of the State of New York, the Securities Act and the Securities Exchange Act of 1934, by Mr. Dodson, only in connection with the issuance and sale of the Shares. This opinion may not be relied upon by you or him for any other purpose, or relied upon by any other person for any purpose, without, in each instance, our prior written consent.


                                        Very truly yours,

                                        REID & PRIEST LLP

                                                                  EXHIBIT C

                      [LETTERHEAD OF SIMPSON THACHER & BARTLETT]

                                             [<bullet>], 1998


          [REPRESENTATIVES]
          As Representatives of the other
          several Underwriters named in Schedule I to the Underwriting Agreement dated [<bullet>], 1998

          c/o


          Ladies and Gentlemen:

                    We have acted as your counsel in connection with the purchase by you of [<bullet>] shares of Common Stock, par value $ 3-1/6 per share (the "Shares"), of Northwest Natural Gas Company, an Oregon corporation (the "Company"), pursuant to the underwriting agreement referred to above (the "Underwriting Agreement").

                    We have examined the Registration Statement on Form S-3 (File No. 333-[<bullet>]) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); and the Company's prospectus, dated [<bullet>], 1998, as supplemented by the prospectus supplement, dated [<bullet>], 1998, (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, the Current Report on Form 8-K of the Company dated February 27, 1998, and the Registration Statement on Form 8-A dated February 27, 1996 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Shares, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                    In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                    Based upon the foregoing and subject to the qualifications and limitations stated herein, we are of the opinion that:

                    1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Oregon.

                    2. The Shares have been duly authorized by the Company and upon payment and delivery in accordance with the Underwriting Agreement will be validly issued, fully paid and non-assessable.

                    3. The statements made in the Prospectus under the caption "Description of the Shares", insofar as they purport to constitute summaries of the terms of the Company's Common Stock constitute accurate summaries of the terms of such Common Stock in all material respects.

                    4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                    All legal proceedings taken by the Company in connection with the authorization and offering of the Shares and the legal opinions dated the date hereof rendered to you by Mark
          S. Dodson, Esq., General Counsel of the Company, and Reid & Priest LLP, counsel for the Company, pursuant to the Underwriting Agreement, are in form satisfactory to us. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the States of Oregon and/or Washington, we have relied upon the opinion of Mark S. Dodson, Esq. We express no opinion on matters relating to titles to property, franchises or the lien of the Company's Mortgage and Deed of Trust, dated as of July 1, 1946, as supplemented, to Bankers Trust Company and Stanley Burg (successor Individual Trustee), as Trustees.

                    We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 3 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with representatives of Price Waterhouse LLP and with counsel to the Company. We did not prepare the Exchange Act Documents; however, we reviewed the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997 prior to its filing with the Commission. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of [<bullet>], 1998, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                    We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States and, to the extent set forth herein and in reliance solely upon the aforesaid opinion of Mark S. Dodson, Esq., the laws of the States of Oregon and Washington.

                    This opinion letter is rendered to you in connection with the above-described transactions. This opinion letter may not be relied upon by you for any other purposes, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                        Very truly yours,

                                        SIMPSON THACHER & BARTLETT